                                                                   Exhibit 10.13


                    AMENDMENT NO. 1 TO STOCKHOLDERS AGREEMENT

      This AMENDMENT NO. 1 TO STOCKHOLDERS AGREEMENT (this "Amendment") is entered into and effective as of October 31, 1997 among WGL Holdings, Inc., a Delaware corporation (the "Company"), DLJ Merchant Banking Partners II, L.P., a Delaware limited partnership, DLJMB Funding II, Inc., a Delaware corporation, DLJ Merchant Banking Partners II-A, L.P., a Delaware limited partnership, DLJ Diversified Partners, L.P., a Delaware limited partnership, DLJ Diversified Partners-A, L.P., a Delaware limited partnership, DLJ Millennium Partners, L.P., a Delaware limited partnership, DLJ First ESC L.L.C., a Delaware limited liability company, DLJ Offshore Partners II, C.V., a Netherlands Antilles limited partnership, DLJ EAB Partners, L.P., a Delaware limited partnership, UK Investment Plan 1997 Partners, a Delaware partnership, and the former holders of capital stock of Wilson Greatbatch Ltd., a New York corporation ("WGL"), and other Individual Holders listed on SCHEDULE I to the Agreement, and each other holder of record of Common Shares who may hereafter duly and properly execute a separate agreement to be bound by the terms of the Agreement (each DLJ Party, the Individual Holders, and each other Person that hereafter may become a party to the Agreement as contemplated by the Agreement being hereinafter referred to collectively as the "Parties").

                                    RECITALS

      WHEREAS, the Parties entered into a Stockholders Agreement, dated as of July 16, 1997 (the "Agreement");

      WHEREAS, the Parties now desire to amend the Agreement upon the terms and conditions contained in this Amendment.

      NOW, THEREFORE, in consideration of the mutual covenants and obligations hereinafter set forth, the Parties, intending to be legally bound, hereby agree as follows:

      1. DEFINED TERMS. All terms appearing herein with initial capital letters that are not defined herein shall have the meaning ascribed to such terms in the Agreement.

      2. AMENDMENT OF SECTION 1.1. Section 1.1 of the Agreement is hereby amended by deleting the existing definition of the term "Permitted Individual Holder Transferee" in its entirety and substituting therefor the following new definition of "Permitted Individual Holder Transferee":

      "Permitted Individual Holder Transferee" means (i) any trust, limited partnership or other comparable entity established for the benefit of an Individual Holder, the spouse and/or one or more of the lineal descendants of any Individual Holder which is controlled by such Individual Holder or
      (ii) the spouse, parent, brother, sister and/or one or more of the lineal descendants, step-children, brothers-in-law and/or sisters-in-law of any Individual Holder or (iii) any trust established for the benefit of any person listed in clause (ii) above."

      3. EFFECT. Except as expressly provided for herein, the terms of the Agreement shall remain in full force and effect.

      4. CHOICE OF LAW. This Amendment, including, without limitation, the interpretation, construction, validity and enforceability thereof, shall be governed by the internal laws of the State of New York including Section 5-1401 of the General Obligations Law of the State of New York without regard to the principles of conflict of laws thereof.

      5. COUNTERPARTS. This Amendment may be executed in two or more counterparts and each counterpart shall be deemed to be an original and all such counterparts together shall constitute one and the same agreement of the parties hereto.

                   [SIGNATURES CONTAINED ON SUCCEEDING PAGES]

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Stockholders Agreement as of the date first above written.

                        WGL Holdings, Inc.


                        By: /s/ Edward F. Voboril
                           --------------------------------------
                            Edward F. Voboril
                            President and Chief Executive Officer

                        DLJ MERCHANT BANKING PARTNERS II, L.P.

                              By:   DLJ MERCHANT BANKING II, INC.
                                    Managing General Partner

                              By: /s/ David M. Wittels
                                 --------------------------------
                                    David M. Wittels
                                    Attorney-in-Fact

                        DLJMB FUNDING II, INC.


                        By: /s/ David M. Wittels
                           --------------------------------------
                                David M. Wittels

                                Attorney-in-Fact

                        DLJ MERCHANT BANKING PARTNERS II-A, L.P.

                              By:   DLJ MERCHANT BANKING II, INC.
                                    Managing General Partner

                              By: /s/ David M. Wittels
                                 --------------------------------
                                    David M. Wittels
                                    Attorney-in-Fact

                        DLJ DIVERSIFIED PARTNERS, L.P.

                              By:   DLJ DIVERSIFIED PARTNERS, INC.


                              By: /s/ David M. Wittels
                                 ---------------------------------
                                    David M. Wittels
                                    Attorney-in-Fact

                        DLJ DIVERSIFIED PARTNERS-A, L.P.

                              By:   DLJ DIVERSIFIED PARTNERS, INC.


                              By: /s/ David M. Wittels
                                 ---------------------------------
                                    David M. Wittels
                                    Attorney-in-Fact

                        DLJ MILLENNIUM PARTNERS, L.P.

                              By:   DLJ MERCHANT BANKING II, INC.


                              By: /s/ David M. Wittels
                                 ---------------------------------
                                    David M. Wittels
                                    Attorney-in-Fact

                        DLJ FIRST ESC L.L.C.

                              By:   DLJ LBO PLANS MANAGEMENT
                                       CORPORATION
                                   As Manager


                              By: /s/ David M. Wittels
                                 ---------------------------------
                                    David M. Wittels
                                    Attorney-in-Fact

                        DLJ OFFSHORE PARTNERS II, C.V.

                              By: DLJ MERCHANT BANKING II, INC.
                                    Managing General Partner

                              By: /s/ David M. Wittels
                                 ---------------------------------
                                    David M. Wittels
                                    Attorney-in-Fact

                        DLJ EAB PARTNERS, L.P.

                              By:   DLJ LBO PLANS MANAGEMENT
                                    CORPORATION


                              By: /s/ David M. Wittels
                                 ---------------------------------
                                    David M. Wittels
                                    Attorney-in-Fact

                        UK INVESTMENT PLAN 1997 PARTNERS

                              By:   DONALDSON, LUFKIN & JENRETTE,
                                    INC.


                              By: /s/ David M. Wittels
                                 ---------------------------------
                                    David M. Wittels
                                    Attorney-in-Fact

                        /s/ Warren D. Greatbatch
                        ------------------------------------------
                        Warren D. Greatbatch


                        /s/ Ami A. Greatbatch
                        ------------------------------------------
                        Ami A. Greatbatch


                        /s/ Peter N. Greatbatch
                        ------------------------------------------
                        Peter N. Greatbatch


                        /s/ Michele A. Greatbatch
                        ------------------------------------------
                        Michele A. Greatbatch


                        /s/ Kenneth A. Greatbatch
                        ------------------------------------------
                        Kenneth A. Greatbatch


                        /s/ Sharon H. Greatbatch
                        ------------------------------------------
                        Sharon H. Greatbatch


                        /s/ Lawrence A. Maciariello
                        ------------------------------------------
                        Lawrence A. Maciariello


                        /s/ Anne K. Maciariello
                        ------------------------------------------
                        Anne K. Maciariello


                        /s/ Ericka Dee Greatbatch
                        ------------------------------------------
                        Ericka Dee Greatbatch


                        /s/ Eleanor F. Greatbatch
                        ------------------------------------------
                        Eleanor F. Greatbatch


                        /s/ Wilson Greatbatch
                        ------------------------------------------
                        Wilson Greatbatch

                        /s/ Tim H. Belstadt
                        ------------------------------------------
                        Tim H. Belstadt


                        /s/ Susan M. Bratton
                        ------------------------------------------
                        Susan M. Bratton


                        /s/ Curtis F. Holmes
                        ------------------------------------------
                        Curtis F. Holmes


                        /s/ Larry T. DeAngelo
                        ------------------------------------------
                        Larry T. DeAngelo


                        /s/ Arthur J. Lalonde
                        ------------------------------------------
                        Arthur J. Lalonde


                        /s/ Richard W. Mott
                        ------------------------------------------
                        Richard W. Mott


                        /s/ Edward F. Voboril
                        ------------------------------------------
                        Edward F. Voboril

                        /s/ Jack A. Belstadt
                        ------------------------------------------
                        Jack A. Belstadt


                        /s/ Richard J. Boos
                        ------------------------------------------
                        Richard J. Boos


                        /s/ William H. Bruns
                        ------------------------------------------
                        William H. Bruns


                        /s/ Curtis A. Cashmore
                        ------------------------------------------
                        Curtis A. Cashmore


                        /s/ William D. K. Clark
                        ------------------------------------------
                        William D. K. Clark


                        /s/ Steven J. Ebel
                        ------------------------------------------
                        Steven J. Ebel


                        /s/ Douglas P. Eberhard
                        ------------------------------------------
                        Douglas P. Eberhard


                        /s/ Gayle E. Fairchild
                        ------------------------------------------
                        Gayle E. Fairchild


                        /s/ Stuart S. Ferguson
                        ------------------------------------------
                        Stuart S. Ferguson


                        /s/ John T. Fordyce
                        ------------------------------------------
                        John T. Fordyce


                        /s/ Frank J. Forkl, Jr.
                        ------------------------------------------
                        Frank J. Forkl, Jr.


                        /s/ Dominick J. Frustaci
                        ------------------------------------------
                        Dominick J. Frustaci

                        /s/ Christine A. Frysz
                        ------------------------------------------
                        Christine A. Frysz


                        /s/ Richard M. Garlapow
                        ------------------------------------------
                        Richard M. Garlapow


                        /s/ Robert W. Hammell
                        ------------------------------------------
                        Robert W. Hammell


                        /s/ Robert C. Jackson
                        ------------------------------------------
                        Robert C. Jackson


                        /s/ Ricky S. Kline
                        ------------------------------------------
                        Ricky S. Kline


                        /s/ Randolph A. Leising
                        ------------------------------------------
                        Randolph A. Leising


                        /s/ Bruce E. Meyer
                        ------------------------------------------
                        Bruce E. Meyer


                        /s/ Charles L. Mozeko
                        ------------------------------------------
                        Charles L. Mozeko


                        /s/ Barry C. Muffoletto
                        ------------------------------------------
                        Barry C. Muffoletto


                        /s/ Michael R. Nowaczyk
                        ------------------------------------------
                        Michael R. Nowaczyk


                        /s/ William M. Paulot
                        ------------------------------------------
                        William M. Paulot


                        /s/ Joseph M. Probst
                        ------------------------------------------
                        Joseph M. Probst

                        /s/ Michael F. Pyszczek
                        ------------------------------------------
                        Michael F. Pyszczek


                        /s/ Janice E. Remigio
                        ------------------------------------------
                        Janice E. Remigio


                        /s/ Robert C. Rusin
                        ------------------------------------------
                        Robert C. Rusin


                        /s/ Gary J. Sfeir
                        ------------------------------------------
                        Gary J. Sfeir


                        /s/ Robert W. Siegler
                        ------------------------------------------
                        Robert W. Siegler


                        /s/ Joseph E. Spaulding
                        ------------------------------------------
                        Joseph E. Spaulding


                        /s/ Esther S. Takeuchi
                        ------------------------------------------
                        Esther S. Takeuchi


                        /s/ Mark Visbisky
                        ------------------------------------------
                        Mark Visbisky


                        /s/ Robert C. Wiegand
                        ------------------------------------------
                        Robert C. Wiegand


                        /s/ Gary R. Whitcher
                        ------------------------------------------
                        Gary R. Whitcher